UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 18, 2004



                                VITALSTATE, INC.
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             (Exact name of Registrant as specified in its Charter)


         NEW YORK                     0-30158                   13-3935933
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(State or other Jurisdiction)       (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)



               1499 High Ridge Road, Boynton Beach, Florida, 33426
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (561) 375-6333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 18, 2004, James Klein provided notice to Vitalstate, Inc. (the "Company") that he had resigned as Treasurer, Secretary and Chief Financial Officer of the Company, effective September 1, 2004.

      The Company has not appointed a new Treasurer or Chief Financial Officer to replace Mr. Klein, and until a successor is appointed, the functions previously performed by Mr. Klein will continue to be performed by existing employees in the Company's Finance Department.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VITALSTATE, INC.

Date:  October 4, 2004
                                        By: /s/ Lisa Dalberth
                                            -----------------------------
                                            Lisa Dalberth
                                            Finance